UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2012

PROLOGIS, INC.

PROLOGIS, L.P.

(Exact name of registrant as specified in charter)

Maryland (Prologis, Inc.) Delaware (Prologis, L.P.)	001-13545 (Prologis, Inc.) 001-14245 (Prologis, L.P.)	94-3281941 (Prologis, Inc.) 94-3285362 (Prologis, L.P.)
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Pier 1, Bay 1, San Francisco, California		94111
(Address of Principal Executive Offices)		(Zip Code)

Registrants’ Telephone Number, including Area Code: (415) 394-9000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Other Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders of Prologis, Inc. (the “Company”) held on May 3, 2012, the Company’s stockholders approved and adopted the Prologis, Inc. 2012 Long-Term Incentive Plan (the “2012 LTIP”).

All officers, directors and other employees, consultants, and independent contractors of the Company or its subsidiaries are eligible to become participants in the 2012 LTIP. The number of shares of common stock of the Company which may be issued under the 2012 LTIP shall be equal to 12,000,000 plus the aggregate number of shares available for issuance under prior stock option and long-term incentive plans of the Company. Awards can be in the form of stock options (non-qualified options and incentive stock options), stock appreciation rights (or SARs), full value awards and cash incentive awards.

Stock options may be granted with an exercise price of no less than fair market value of a share of common stock of the Company on the date of grant. The full purchase price of each share of common stock must be paid at the time of exercise (except if the purchase price is paid through the use of cash equivalents). Options shall expire, unless otherwise provided by the committee administrating the 2012 LTIP (as defined in the 2012 LTIP), on the earliest of the one year anniversary from the participant’s termination date in the event of death, disability, or retirement (as defined in the 2012 LTIP), the three month anniversary from the participant’s termination date for reasons other than death, disability, or retirement, or the day prior to the participant’s termination date in the event of the participant’s termination for cause. In no event will a stock option expire later than the ten year anniversary of the grant date. Stock options and SARs cannot earn dividend equivalents.

A SAR entitles the participant to receive the amount (in cash or in common stock) by which the fair market value of a specified number of shares of common stock on the exercise date exceeds an exercise price established by the committee but not less than fair market value of a share of stock on the date of grant. The expiration date of a SAR is subject to the same expiration provisions as stock options. SARs do not earn dividend equivalents.

A full value award is the grant of a number of shares of common stock or a right to receive a number of shares of common stock in the future. Full value awards that are vested based on an employee’s service without achievement of performance measures must have a minimum vesting period of three years unless the full value award is granted in lieu of other compensation or is a form of payment of earned performance awards or other incentive compensation. If an employee’s right to become vested in the full value award is conditioned on the achievement of performance targets or objectives, then the vesting period shall be at least one year. Vesting can be prorated in the event of death, disability, retirement (as defined in the 2012 LTIP), involuntary termination, or in connection with a change in control. Full value awards may earn dividend equivalents while outstanding except that no dividend equivalents will be paid or settled on performance-based awards that have not been earned based on the performance criteria established.

A cash incentive award is the grant of a right to receive a payment of cash (or shares of common stock having the value of equivalent to the cash payable) that is contingent on achievement of performance objectives over a specified period. The grant of a cash incentive award is subject to other conditions, restrictions, and contingencies as determined by the committee, including provisions related to deferred payment.

Additional terms of the 2012 LTIP are described in the Prologis, Inc. Definitive Proxy Statement on Schedule 14A as filed with the Securities and Exchange Commission on March 23, 2012.

The 2012 LTIP is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

On May 3, 2012, our Board of Directors approved a form of Director Deferred Stock Unit Award Terms applicable to deferred stock unit awards to be granted to our directors under the 2012 LTIP. Subject to the award terms, the 2012 LTIP and any other agreement between the Company and the director, the deferred stock units awarded shall vest in their entirety on the earlier of (a) the first anniversary of the grant date or (b) the first annual meeting of the stockholders of the Company that occurs after the grant date (or the “Vesting Date”) provided that the director’s termination date has not occurred prior to the Vesting Date. Notwithstanding the foregoing, if the director’s termination date occurs by reason of death, disability or retirement (as defined in the 2012 LTIP), any unvested deferred stock units shall vest immediately on the termination date. As of each dividend payment date with respect to shares of the Company’s common stock, directors holding deferred stock units shall be credited with dividend equivalent units for such deferred stock units in accordance with the 2012 Plan and the award terms.

The form of Director Deferred Stock Unit Award Terms is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting of Stockholders of the Company held on May 3, 2012, the Company’s stockholders approved and adopted an amendment to the Company’s Articles of Incorporation (or the Articles of Amendment) to increase the number of shares of common stock that the Company has the authority to issue by 500,000,000 shares bringing the total authorized shares of common stock to 1,000,000,000.

The Articles of Amendment were filed with the State of Maryland on May 4, 2012 and are attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of the Company held on May 3, 2012, the Company’s stockholders approved by requisite vote the proposals listed below and recommended, by non-binding vote, that future advisory votes on executive compensation be held every year. The final results for the votes regarding each proposal are set forth below. The proposals are described in further detail in the Company’s Definitive Proxy Statement on Schedule 14A as filed with the Securities and Exchange Commission on March 23, 2012.

1.	Elect eleven directors to the Company’s board of directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Hamid R. Moghadam	394,829,047	5,742,781	320,003	12,600,969
George L. Fotiades	399,657,558	1,164,068	70,205	12,600,969
Christine N. Garvey	400,171,991	669,203	50,637	12,600,969
Lydia H. Kennard	394,394,150	6,430,024	67,657	12,600,969
J. Michael Losh	329,412,830	71,409,190	69,811	12,600,969
Irving F. Lyons III	400,648,637	173,850	69,344	12,600,969
Walter C. Rakowich	400,731,161	109,459	51,211	12,600,969
Jeffrey L. Skelton	398,890,066	1,931,082	70,683	12,600,969
D. Michael Steuert	400,295,822	526,571	69,438	12,600,969
Carl B. Webb	385,834,946	14,987,647	69,238	12,600,969
William D. Zollars	399,567,009	1,254,899	69,923	12,600,969

2.	Advisory vote to approve the Company’s executive compensation for 2011.

Votes For	Votes Against	Abstentions	Broker Non-Votes
387,982,235	12,708,067	201,529	12,600,969

3.	Advisory vote on the frequency of future advisory votes on the Company’s executive compensation.

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
350,435,360	100,641	50,270,665	85,165	12,600,969

4.	Approve and adopt the Prologis, Inc. 2012 Long-Term Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
386,630,095	14,104,592	157,144	12,600,969

5.	Approve and adopt an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock that the Company has the authority to issue by 500,000,000 shares.

Votes For	Votes Against	Abstentions	Broker Non-Votes
398,220,779	15,142,294	129,727	0

6.	Ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year 2012.

Votes For	Votes Against	Abstentions	Broker Non-Votes
409,868,171	3,548,618	76,011	0

In accordance with the outcome of the advisory vote on the frequency of future advisory votes on executive compensation at the 2012 annual meeting of stockholders, the Company has decided that, until the next required vote on the frequency of stockholder votes on executive compensation, it shall include a proposal for a stockholder vote on executive compensation in its proxy materials every year.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description

3.1	Prologis, Inc. Articles of Amendment dated May 4, 2012

10.1	Prologis, Inc. 2012 Long-Term Incentive Plan

10.2	Form of Director Deferred Stock Unit Award Terms

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Prologis, Inc. (Registrant)

Date: May 8, 2012	By:	/s/ Michael T. Blair
Michael T. Blair
Deputy General Counsel and Assistant Secretary

Prologis, L.P. (Registrant)

	By:	Prologis, Inc.,
its general partner

Date: May 8, 2012
	By:	/s/ Michael T. Blair
Michael T. Blair
Deputy General Counsel and Assistant Secretary